Exhibit 10.6

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER

No. of Shares of Class B Common Stock: 15,737,294

WARRANT

To Purchase Shares of Class B Common Stock of

WILLIAM LYON HOMES

THIS WARRANT (referred to herein as this “Warrant”) IS TO CERTIFY THAT LYON SHAREHOLDER 2012, LLC, a Delaware limited liability company (“Holder”) is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from WILLIAM LYON HOMES, a Delaware corporation (the “Company”), up to 15,737,294 shares of Class B Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at the Current Warrant Price (as defined herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

WHEREAS, the Company and the Holder have entered into a securities purchase agreement dated as of February 25, 2012 pursuant to which the Company is issuing to the Holder (i) shares of Class B Common Stock and (ii) this Warrant to purchase Class B Common Stock;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Company hereby issues this Warrant on the following terms and conditions:

1.	DEFINITIONS

As used in this Warrant, the following terms have the respective meanings set forth below:

“Business Day” shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of California.

“Class A Common Stock” shall mean the Class A Common Stock, $0.01 par value, of the Company.

“Class B Common Stock” shall mean (except where the context otherwise indicates) the Class B Common Stock, $0.01 par value, of the Company as constituted on the Issue Date, and any capital stock into which such Class B Common Stock may thereafter be converted, and shall also include: (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Class B Common Stock upon any reclassification thereof that is not preferred as to dividends or assets over any other class of stock of the Company and that is not subject to redemption; and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.2) received by, or distributed to, the holders of Class B Common Stock of the Company in the circumstances contemplated by Section 4.2.

“Commission” shall mean the Securities and Exchange Commission or any successor thereof.

“Current Warrant Price” as of any date shall mean, in respect of a share of Class B Common Stock at any date herein specified, $2.07, as such price shall have been adjusted in accordance with Section 4 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Expiration Date” shall mean February 24, 2017.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any international regulatory body having or asserting jurisdiction over a Person, its business or its properties.

“Holder” shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose or, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

“Issue Date” shall mean February 24, 2012.

“Majority Holders” shall mean the holders of Warrants exercisable for an amount in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

“Other Property” shall have the meaning set forth in Section 4.2.

“Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Warrants” shall mean this Warrant and all warrants issued upon transfer, division or combination thereof, or in substitution for any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Class B Common Stock for which they may be exercised.

“Warrant Stock” shall mean the shares of Class B Common Stock purchased by Holder upon the exercise of this Warrant.

2.	EXERCISE OF WARRANT

2.1. Manner of Exercise. At any time or from time to time from and after the Issue Date and until 5:00 P.M., Pacific Standard Time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Class B Common Stock purchasable hereunder.

In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 4490 Von Karman Avenue, Newport Beach, California 92660 (or any address subsequently indicated in writing by the Company): (i) a written notice of Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Class B Common Stock to be purchased; (ii) payment of the Current Warrant Price made by certified or official bank check; and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the preceding sentence, the Company shall execute or cause to be executed, and deliver or cause to be delivered to Holder as soon as practicable, a certificate or certificates representing the aggregate number of full shares of Class B Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Current Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, appropriate notation may be made on this Warrant and the same returned to Holder.

2.2. Conditions to Exercise. Notwithstanding anything contained herein to the contrary, if the sale of the Warrant Stock to be received upon exercise of this Warrant has not been registered under the Securities Act, the issuance of such Warrant Stock shall be conditioned upon delivery to the Company of a written certification substantially in the form of the certification attached hereto as Exhibit B, or, at Holder’s election, the delivery to the Company of an opinion of counsel, which opinion shall be reasonably satisfactory to the Company, that such Warrant Stock may be issued without registration under the Securities Act.

2.3. Payment of Taxes. All shares of Class B Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, other than income taxes payable by Holder.

2.4. Fractional Shares. The Company shall not be required to issue a fractional share of Class B Common Stock upon exercise of this Warrant. As to any fraction of a share that Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the fair market value of such fraction which fair market value shall be determined in good faith by the Company.

3.	TRANSFER, DIVISION AND COMBINATION

3.1. Transfer. Neither this Warrant nor any rights hereunder shall be transferred, in whole or in part, unless such transfer is registered pursuant to the Securities Act, or pursuant to an exemption from registration under the Securities Act. Any transfer of this Warrant and of rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1, together with a written assignment of this Warrant, duly executed by Holder, and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 7, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 7, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

3.2. Division and Combination. Subject to Section 7, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1 and with Section 7, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

4.	ADJUSTMENTS

The number of shares of Class B Common Stock for which this Warrant is exercisable and the price at which such shares may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give Holder notice of any event described below that requires an adjustment pursuant to this Section 4 at the time of such event.

4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

(a) take a record of the holders of its Class B Common Stock for the purpose of entitling them to receive a dividend payable in, or to receive any other distribution of, additional shares of Class B Common Stock,

(b) subdivide its outstanding shares of Class B Common Stock into a larger number of shares of Class B Common Stock, or

(c) combine its outstanding shares of Class B Common Stock into a smaller number of shares of Class B Common Stock,

then (i) the number of shares of Class B Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Class B Common Stock that a record holder of the same number of shares of Class B Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event; and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price, multiplied by the number of shares of Class B Common Stock for which this Warrant is exercisable immediately prior to the adjustment, divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

4.2. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in, or distribution with respect to, the Class B Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to, or in lieu of, common stock of the successor or acquiring corporation (“Other Property”), are to be received by, or distributed to, the holders of Class B Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Class B Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed in good faith to be reasonably appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Class B Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.2, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption, and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into, or exchangeable for, any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants or other rights to purchase or subscribe for any such stock. The foregoing provisions of this Section 4.2 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

4.3. Warrant Exercisable for shares of Class A Common Stock Under Certain Circumstances. If all of the Company’s outstanding shares of Class B Common Stock have been converted into Class A Common Stock, then shares of Class A Common Stock (rather than Class B Common Stock) shall be issued upon any exercise of this Warrant, and the other provisions of this Warrant shall be applicable mutatis mutandis. In addition, if this Warrant (or any portion thereof) is transferred to any transferee that is not an Eligible Class B Common Stockholder (as defined in the Company’s Amended and Restated Certificate of Incorporation), then shares of Class A Common Stock (rather than Class B Common Stock) shall be issued upon any exercise of this Warrant (or such portion), and the other provisions of this Warrant shall be applicable mutatis mutandis.

4.4. Distributions. Without duplication of any adjustment pursuant to Section 4.1 or 4.2 hereof, if, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of shares of Class B Common Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (including cash) of the Company by way of dividend or distribution, then, in each case, this Warrant shall represent the right to acquire upon exercise hereof, but solely with respect to any portion of this Warrant that remains unexercised and unexpired as of the record date of any such dividend or distribution, in addition to the number of shares of Class B Common Stock then receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (including cash) that Holder would have received had it been the holder of record of the shares of Class B Common Stock receivable as of such record date upon exercise of this Warrant and all other dividends and distributions receivable with respect to such additional stock or other securities or property after such record date and prior to the date of such exercise of this Warrant, giving effect to all adjustments called for during such period by the provisions of this Section 4.

5.	RIGHTS OF HOLDER

5.1. No Impairment. The Company shall not by any action, including the amendment of its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, and in good faith, assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.

Upon the request of Holder, the Company will, at any time during the period in which this Warrant is outstanding, acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

6.	RESERVATION AND AUTHORIZATION OF CLASS B COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Class B Common Stock as will be sufficient to permit the exercise in full of this

Warrant. All shares of Class B Common Stock that shall be so issuable, when issued upon exercise of any Warrant and payment is made therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

7.	RESTRICTIVE LEGEND

7.1. Legend Requirement. Except as otherwise provided in this Section 7, each Warrant and each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form.

With respect to any Warrant.

“This Warrant has not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act or the rules and regulations thereunder.”

With respect to each certificate for Warrant Stock:

“The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act and the rules or regulations thereunder.”

7.2. Termination of Legend Requirement. Notwithstanding the foregoing provisions of this Section 7, the legend requirements of Section 7.1 shall terminate as to any share of Warrant Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto, or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to the Company that such shares may be transferred without registration thereof under the Securities Act.

8.	REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934

With a view to making available to Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar or successor rule or regulation of the Commission that may at any time permit Holder to sell shares of Warrant Stock to the public without registration, the Company agrees, at all times when Holder may need to rely on Rule 144 to sell such securities to the public without registration, to furnish to Holder such information as Holder may reasonably request to permit Holder to sell shares of Warrant Stock without registration.

9.	MISCELLANEOUS

9.1. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

(a)	If to Holder, at:

LYON SHAREHOLDER 2012, LLC

4490 Von Karman Avenue

Newport Beach, CA 92660

Attention: William H. Lyon

Facsimile: (949) 476-2178

Email: billh.lyon@lyonhomes.com

(b)	If to the Company, at

William Lyon Homes

4490 Von Karman Avenue

Newport Beach, CA 92660

Attention: Matthew R. Zaist

Facsimile: (949) 476-2178

Email: matt.zaist@lyonhomes.com

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

9.2. Remedies. Each holder of a Warrant or Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under the terms of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant, and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

9.3. Successors and Assigns. Subject to the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of, and be binding upon, the successors of the Company and the successors and assigns of Holder.

9.4. Amendment. This Warrant may be modified or amended, and the provisions hereof waived, only with the written consent of the Company and the Majority Holders.

9.5. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

9.6. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

9.7. Governing Law. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF, OR RELATING TO, THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

Dated: February 25, 2012

WILLIAM LYON HOMES

By:	/s/ Matthew R. Zaist
Name:	Matthew R. Zaist
Title:	Executive Vice President

Exhibit A – Exercise Notice

William Lyon Homes

4490 Von Karman Avenue

Newport Beach, CA 92660

Attention: [                        ]

Facsimile: [                        ]

Date:             , 20

The undersigned hereby elects to exercise his/its Warrant and to purchase              shares of Class B Common Stock of William Lyon Homes through the payment of $              by certified or bank cashier’s check tendered herewith.

Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

Signature

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:

(Print in block letters)
Address:

Breakdown of Certificates (Denomination(s)):

Exhibit B – Certification Form

The undersigned hereby certifies to William Lyon Homes, that he/it:

a.	is an “accredited investor” within the meaning of that term as defined in Rule 501(a) promulgated under the Securities Act, and is aware that the Warrant Stock is being issued in reliance upon his/its representations herein.

b.	has a financial condition such that he/it is able to bear the risk of holding the Warrant Stock for an indefinite period of time and can bear the loss of its entire investment in the Warrant Stock.

c.	has such knowledge and experience in financial and business matters and in making investments of this type that he/it is capable of evaluating the merits and risks of any investment in the Company and has the capacity to protect his/its own interests.

d.	will acquire the Warrant Stock for investment for his/its own account and not with a view to any unlawful distribution of any part thereof and does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer, or grant participations to such Person or to any third person, with respect to the Warrant Stock, except for such contract, undertakings, agreements or arrangements which would not require registration under the Securities Act.

e.	understands that the Warrant Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act, or pursuant to an exemption therefrom, and that in the absence of an effective registration statement covering the Warrant Stock or an available exemption from registration under the Securities Act, the Warrant Stock must be held indefinitely. In the absence of an effective registration statement covering the Warrant Stock, he/it will sell, transfer, or otherwise dispose of the Warrant Stock only in a manner consistent with its representations and agreements set forth herein.

IN WITNESS WHEREOF, the undersigned has executed this CERTIFICATION this      day of             , 20    .

Signature

(Print Name)

(Street Address)

(City) (State) (Zip Code)